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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)            January 28, 2005
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                           Acacia Research Corporation
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             (Exact name of registrant as specified in its charter)


         Delaware                 000-26068                95-4405754
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(State or other jurisdiction      (Commission            (IRS Employer
      of incorporation           File Number)          Identification No.)


500 Newport Center Drive, Newport Beach, CA                 92660
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code         (949) 480-8300
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1         REGISTRANT'S BUSINESS AND OPERATIONS

         ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 15, 2004, we entered into a binding letter of intent with Global Patent Holdings LLC, a Delaware limited liability company ("Global Patent Holdings"), to acquire its wholly owned, single-member limited liability companies holding various patents as described in our Form 8-K filed with the Commission on December 21, 2005. The closing was subject to certain conditions, including the completion of our due diligence regarding the assets and the negotiation and execution of definitive agreements regarding the transaction.

         On January 28, 2005, we executed such definitive documents, including the following material definitive agreements made outside the ordinary course of business:

         1. Membership Interest Purchase Agreement, by and between Acacia Research Corporation, Acacia Global Acquisition Corporation (our wholly-owned subsidiary formed for the purpose of this acquisition), and Global Patent Holdings.

         2. Registration Rights Agreement, by and between Acacia Research Corporation, Acacia Global Acquisition Corporation, and Global Patent Holdings,

         3. Consulting Agreement, by and between Acacia Global Acquisition Corporation and Cascades Ventures, Inc., an Illinois corporation, and

         4. Goodwill Purchase Agreement, by and between Acacia Global Acquisition Corporation and Anthony O. Brown.

         A brief description of the material terms and conditions of each of the foregoing agreements is provided below.

1.       MEMBERSHIP INTEREST PURCHASE AGREEMENT

         ASSETS
         ------

         We acquired 11 patent licensing companies, holding an aggregate of 27 patent portfolios, which include 120 U.S. patents and certain foreign counterparts. A more detailed description of the patents is included in Item
2.01 below, incorporated herein by reference.

         PURCHASE PRICE
         --------------

         At closing, we paid to Global Patent Holdings $5,000,000 cash and 3,938,832 shares of Acacia Research-Acacia Technologies common stock (the "ACTG Stock"), representing $17,000,000 divided by $4.316, the average closing price of ACTG Stock for the ten trading days preceding October 30, 2004. As a condition to closing, we will pay an additional $2,000,000 over two years pursuant to the consulting agreement more fully described below.

2.       REGISTRATION RIGHTS AGREEMENT

         We are required to register the resale of all 3,938,832 shares of ACTG Stock by February 2, 2005, at our expense. If the registration statement is not effective within (a)100 days after the closing date if it is reviewed by the Commission, or (b) 30 days if it is not reviewed by the Commission, then we are required to pay Global Patent Holdings $3,000 per day thereafter until the registration statement is declared effective, subject to Global Patent Holdings' timely delivery of information required in the registration statement. We plan to file a registration statement for such resale on Form S-3 by February 2, 2005.

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         As long as Mr. Anthony O. Brown and his affiliates beneficially own at least 495,465 shares of our ACTG Stock included for resale in the registration statement, then upon Mr. Brown's request, we have agreed to appoint Mr. Brown or his designee to fill any existing vacancy on our board of directors, and thereafter to nominate him for re-election by the stockholders. Such service by Mr. Brown or his designee is subject to proper qualification and the rules and regulations adopted by the Commission and Nasdaq. At this time, Mr. Brown has not elected to exercise such rights, as more fully described in Item 5.02 of this report incorporated herein by reference.

3.       CONSULTING AGREEMENT

         As a condition to the Purchase Agreement, and pursuant to the Consulting Agreement, we have engaged Cascades Ventures, Inc., an Illinois corporation, to provide the consulting services of Anthony O. Brown to our company related to our ownership and enforcement of the patents. Mr. Brown was a principal officer of Global Patent Holdings and has knowledge about and experience with the patents that we believe will assist our company with fully realizing the benefits of the patents. The term of the agreement is two years, expiring on January 27, 2006.

         We will pay the consultant two million dollars ($2,000,000) over the term of the agreement, in equal installments of $38,461.54 every two weeks. In addition, we will pay all of the consultant's expenses, including the costs and expenses of an office, secretary, and employee benefits for Mr. Brown and the secretary in the amount of approximately $83,600 per year, travel expenses, and other miscellaneous overhead expenses.

4.       GOODWILL PURCHASE AGREEMENT

         Anthony O. Brown was the principal officer and an owner of Global Patent Holdings. As a condition to the Purchase Agreement, and pursuant to the Goodwill Purchase Agreement, we paid Mr. Brown two million dollars ($2,000,000) for the right to use his contacts and other goodwill related to the patents acquired.

SECTION 2         FINANCIAL INFORMATION

         ITEM 2.01         COMPLETION OF ACQUISITION OF ASSETS

         We closed the acquisition of 11 limited liability companies from Global Patent Holdings, LLC on January 28, 2005, pursuant to the agreements identified in Item 1.01 above, hereby incorporated by reference. We acquired the companies through our wholly-owned subsidiary, Acacia Global Acquisition Corporation, a Delaware corporation, formed for the purpose of acquiring and holding these assets.

         The companies we acquired hold an aggregate of 27 patent portfolios, which include 120 U.S. patents and certain foreign counterparts. The new patents relate to certain aspects of various technologies or products, including:

         o       Broadcast Equipment
         o       Broadcasting and Data Transmission
         o       Cache Coherency
         o       Credit Card Receipt Processing
         o       Data File Synchronization
         o       Datamatrix Bar Codes
         o       Dynamic Manufacturing Models
         o       Encryption and Product Activation
         o       Hand Held Endoscopes
         o       Image Resolution or Enhancement
         o       Interactive Simulation Systems
         o       Interstitial Internet Advertising
         o       Peer to Peer Network Communications
         o       Programs for Resource Scheduling/Displaying Interrelated Tables
         o       Spreadsheet Programs
         o       Video Noise Reduction and Audio/Video Synchronization

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         We paid consideration for the assets as described in Item 1.01 above, incorporated herein by reference.

SECTION 3         SECURITIES AND TRADING MARKETS

         ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

         We issued to Global Patent Holdings 3,938,832 shares of Acacia Research-Acacia Technologies common stock in partial consideration for the Assets, as described below. The offer and sale of common stock was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2). Global Patent Holdings is an accredited investor, and we are relying upon Rule 506 of Regulation D to determine an exemption from registration. The offer did not involve a public offering or general solicitation. No commissions were paid on the issuance and sale of the common stock. The offer closed upon execution of the agreement. Global Patent Holdings made a pro rata distribution of the shares of Acacia Research-Acacia Technologies common stock to its 16 members at closing, and as an accommodation to Global Patent Holdings, and pursuant to the Purchase Agreement, we delivered certificates to such members at closing. Such shares continue to be restricted stock and contain appropriate restrictive legends pursuant to Rule 144 of the Securities and Exchange Act of 1933.

         We received as consideration for the common stock the assets more fully described in Item 2.01, incorporated by reference herein. This was based upon a fair market value of $17,000,000 divided by $4.316, the average closing price of ACTG Stock for the ten trading days preceding October 30, 2004, the date the price was determined.

SECTION 5         CORPORATE GOVERNANCE AND MANAGEMENT

         ITEM 5.02.        ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL
                           OFFICERS.

         (a) Election of Directors

         For so long as Anthony O. Brown or his affiliates beneficially own at least 495,465 shares of our ACTG Stock included for resale in the registration statement described in Item 1.01 above, incorporated herein by reference, then upon Mr. Brown's request, we will appoint either Mr. Brown or a reasonably acceptable, qualified designee of Mr. Brown, to fill any vacancy on our board of directors. We have three classes of directors, each class serving a different term of three years. We do not know at this time to which class Mr. Brown or his designee may be appointed. Following such appointment, we will continue to nominate him or his designee to be elected at the end of his term, for so long as he or his affiliates continue to own a beneficial interest in 495,465 shares of our ACTG stock included for resale in the registration statement. At this time, Mr. Brown has not elected to exercise such right.

         Mr. Brown or his designee will not be an independent director and as such, will not serve on the audit committee. We do not know at this time what other committees Mr. Brown, or his designee, may serve, and we will amend this report as necessary when such information becomes available.

         (c) Appointment of Principal Officers

         Effective January 31, 2005, we appointed Mr. Robert A. Berman as Chief Operating Officer of Acacia Research Corporation to serve until he resigns or his successor is appointed.

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         Mr. Berman joined our company in 2000 and was named Senior Vice
President and General Counsel in February 2001. As of January 31, 2005, Mr. Berman was promoted from Executive Vice President, Business Development to Chief Operating Officer. Information regarding Mr. Berman's background, compensation and related transactions is set forth on pages 12 through 17 of our Definitive Proxy Statement on Schedule 14A, filed with the Commission on April 1, 2004, incorporated herein by reference.

SECTION 7         REGULATION FD DISCLOSURE

         Effective January 31, 2005, we appointed Mr. Dooyong Lee as Executive Vice President, Business Development of the Acacia Technologies Group. We issued a press release on January 31, 2005, announcing this appointment, attached hereto as Exhibit 99.2 and incorporated herein by reference.

         We issued another press release on January 31, 2005, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9         FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired.

                  We will amend this Form 8-K within 45 days to include the audited financial statements of Global Patent Holdings for the periods required Rule 3-05(b) of Regulation S-X.

         (b)      Pro Forma Financial Information

                  We will amend this Form 8-K within 45 days to include the pro forma financial information required by Article 11 of Regulation S-X.

         (c) Exhibits. The following exhibits are included with this Form 8-K:

       2.1          Membership Interest Purchase Agreement
       10.1         Registration Rights Agreement
       10.2         Consulting Agreement
       10.3         Goodwill Purchase Agreement
       10.4         Membership Interest Purchase Agreement (included as Exhibit
                      2.1 of this report)
       99.1         Press Release issued January 31, 2005
       99.2         Press Release issued January 31, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ACACIA RESEARCH CORPORATION,
                                         a Delaware corporation


Date:  January 31, 2004                 By: /S/ Paul R. Ryan
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                                            Paul R. Ryan,
                                            Chairman and Chief Executive Officer

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